                                                                 Exhibit (c)(ii)

CONFIDENTIAL                                                        FINAL DRAFT



Presentation to:

THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF TD WATERHOUSE GROUP, INC.




October 25, 2001


                                                     [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)


TABLE OF CONTENTS


         1    SUMMARY OF PROPOSAL

         2    BUSINESS OVERVIEW

         3    COMPARISON WITH PEERS

         4    VALUATION CONSIDERATIONS


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                                                     PROJECT TWEED (FINAL DRAFT)


DISCLAIMER


     MATERIALS PRESENTED TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS
              OF TD WATERHOUSE GROUP, INC. ("TWE" OR THE "COMPANY")

THE FOLLOWING PAGES ARE BASED ON AND CONTAIN MATERIAL THAT WAS PROVIDED TO SALOMON SMITH BARNEY INC. ("SALOMON SMITH BARNEY") BY TWE IN THE CONTEXT OF EXAMINING THE OFFER TO PURCHASE COMMENCED BY TD WATERHOUSE HOLDINGS, INC. AND THE TORONTO-DOMINION BANK. THE ACCOMPANYING MATERIAL WAS COMPILED OR PREPARED FOR USE BY THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF TWE AND NOT WITH A VIEW TOWARD PUBLIC DISCLOSURE UNDER SECURITIES LAWS OR OTHERWISE. IN PREPARING ITS ANALYSES, SALOMON SMITH BARNEY UTILIZED CERTAIN PUBLICLY AVAILABLE BUSINESS AND FINANCIAL INFORMATION RELATING TO TWE AS WELL AS CERTAIN FINANCIAL FORECASTS AND OTHER INFORMATION AND DATA FOR TWE WHICH WERE PROVIDED TO OR OTHERWISE DISCUSSED WITH SALOMON SMITH BARNEY BY THE MANAGEMENT OF TWE. SALOMON SMITH BARNEY HAS ASSUMED AND RELIED, WITHOUT INDEPENDENT VERIFICATION, UPON THE ACCURACY AND COMPLETENESS OF ALL FINANCIAL AND OTHER INFORMATION AND DATA PUBLICLY AVAILABLE OR FURNISHED TO OR OTHERWISE REVIEWED BY OR DISCUSSED WITH IT AND HAS BEEN ADVISED BY THE MANAGEMENT OF TWE THAT SUCH FORECASTS AND OTHER INFORMATION AND DATA WERE REASONABLY PREPARED ON BASES REFLECTING THE BEST CURRENTLY AVAILABLE ESTIMATES AND JUDGMENTS OF THE MANAGEMENT OF TWE AS TO THE FUTURE FINANCIAL PERFORMANCE OF TWE. SALOMON SMITH BARNEY HAS NOT MADE OR BEEN PROVIDED WITH AN INDEPENDENT EVALUATION OR APPRAISAL OF THE ASSETS OR LIABILITIES (CONTINGENT OR OTHERWISE) OF TWE NOR HAS SALOMON SMITH BARNEY MADE ANY PHYSICAL INSPECTION OF THE PROPERTIES OR ASSETS OF TWE. SALOMON SMITH BARNEY WAS NOT REQUESTED TO, AND DID NOT, SOLICIT THIRD PARTY INDICATIONS OF INTEREST IN THE POSSIBLE ACQUISITION OF ALL OR A PART OF TWE NOR WAS SALOMON SMITH BARNEY REQUESTED TO CONSIDER, AND ITS ANALYSES DO NOT ADDRESS, THE RELATIVE MERITS OF THE OFFER TO PURCHASE AS COMPARED TO ANY ALTERNATIVE BUSINESS STRATEGIES THAT MIGHT EXIST FOR TWE OR THE EFFECT OF ANY OTHER TRANSACTION IN WHICH TWE MIGHT ENGAGE. NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION CONTAINED HEREIN AND NOTHING CONTAINED HEREIN IS, OR SHALL BE RELIED UPON AS, A PROMISE OR REPRESENTATION, WHETHER AS TO THE PAST OR THE FUTURE. SALOMON SMITH BARNEY'S ANALYSES ARE PROVIDED FOR THE INFORMATION OF THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF TWE IN ITS EVALUATION OF THE PROPOSED OFFER TO PURCHASE, AND ARE NOT INTENDED TO BE AND DO NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO ANY ACTION TO BE UNDERTAKEN BY SUCH STOCKHOLDER IN CONNECTION WITH, OR AS TO ANY OTHER MATTERS RELATING TO, THE PROPOSED OFFER TO PURCHASE. BECAUSE THIS MATERIAL WAS PREPARED FOR USE IN THE CONTEXT OF AN ORAL PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF TWE, WHICH IS FAMILIAR WITH THE BUSINESS AND AFFAIRS OF TWE, NEITHER TWE NOR SALOMON SMITH BARNEY NOR ANY OF THEIR RESPECTIVE LEGAL OR FINANCIAL ADVISORS OR ACCOUNTANTS TAKE ANY RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF ANY OF THE MATERIAL CONTAINED HEREIN IF USED BY PERSONS OTHER THAN THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF TWE. THE MATERIALS CONTAINED HEREIN ARE NECESSARILY BASED UPON INFORMATION AVAILABLE TO SALOMON SMITH BARNEY, AND FINANCIAL, STOCK MARKET AND OTHER CONDITIONS AND CIRCUMSTANCES EXISTING AND DISCLOSED TO SALOMON SMITH BARNEY, AS OF THE DATE HEREOF, AND NEITHER TWE NOR SALOMON SMITH BARNEY UNDERTAKES ANY OBLIGATION TO UPDATE OR OTHERWISE REVISE THE ACCOMPANYING MATERIALS.


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                                                     PROJECT TWEED (FINAL DRAFT)


1        SUMMARY OF PROPOSAL


                                                     [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)


SUMMARY OF PROPOSAL


($ in millions, except per share data)
ITEM                                                OFFER TERMS
-----------------------------------------------------------------------------------------------
OVERVIEW                                            The Toronto-Dominion Bank ("TD Bank") has
                                                    offered to purchase all outstanding shares
                                                    of TD Waterhouse Group, Inc. ("TWE" or the
                                                    "Company") common stock that it and its
                                                    wholly-owned subsidiaries do not currently
                                                    own

VALUE OF SHARES TO BE PURCHASED                     $366 million, based on approximately 40.64
                                                    million shares @ $9.00 per share

FORM                                                Tender offer, conditioned upon TD Bank
                                                    owning more than 90% of the outstanding
                                                    common stock upon completion, with
                                                    subsequent "short form" merger

CURRENT OWNERSHIP:                                  TD Bank, directly and indirectly, currently
                                                    owns approximately 88% of TWE common stock

CONDITIONS TO THE OFFER:                            No board approval required; MAC out and
                                                    other customary conditions

EQUITY VALUE AS A MULTIPLE OF:                       DATA (a)                MULTIPLE
                                                     --------                --------
  CY2002E Cash EPS
    IBES Estimate (b)                                 $0.41                     21.8x
    Management Estimate                                0.29                     31.1
  Tangible Book Value (c)                              3.87                      3.7
FIRM VALUE AS A MULTIPLE OF  (d):
  Active Accounts (000)                               3,249                   $1,048
  LTM Net Revenues                                   $1,167                      2.7x
  LQA EBTMA (e)                                         104                     30.8
PREMIUM TO MARKET:
  Trading Day Prior to Offer (10/9/01)                $6.20                     45.2%
  20 Trading Days Prior to Offer (9/5/01)              7.70                     16.9
  Adjusted Price (f)                                   8.02                     12.2


Source: TWE management.

(a) Normalized to exclude restructuring charge. LTM and LQA data as of 9/30/01, except for Tangible Book Value as of 8/30/01.

(b) Based on IBES median estimate dated 10/23/01.

(c) Adjusted for regulatory excess capital. Excess capital is valued at book.

(d) Adjusted for net cash of $208 mm.

(e) Earnings before taxes, goodwill amortization, marketing and restructuring charge.

(f) Price implied using average appreciation of Schwab, E*Trade and Ameritrade from 10/9/01 to 10/23/01.


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                                                     PROJECT TWEED (FINAL DRAFT)



2        BUSINESS OVERVIEW


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                                                     PROJECT TWEED (FINAL DRAFT)


COMPANY OVERVIEW

   - TWE is one of the largest online financial services providers in the world, focusing on online brokerage

      -  Approximately 88.5% ownership by TD bank upon June 1999 IPO

      - Parent company, Waterhouse Investor Services, Inc., was acquired by TD Bank in 1996

      -  Active acquiror of related businesses

   - TWE currently offers brokerage, mutual fund, banking and other consumer financial products online, as well as through 215 branches (as of September 30, 2001) in the U.S., Canada, the U.K., Australia, and Hong Kong

      - The Company also offers its products through joint ventures in Luxembourg, Japan, Singapore and India

   - TWE's primary markets are the U.S. and Canada, which accounted for 65% and 31%, respectively, of consolidated revenues for the three months ended September 30, 2001

      - In the United States, TWE is ranked #4 in number of online brokerage accounts, #3 in online brokerage customer assets and #4 in average daily trades

      - In Canada, TWE is ranked #1 in the number of online brokerage accounts and online brokerage customer assets

   - At or for the three months ended September 30, 2001, TWE had approximately:

      -  3.2 million active accounts

      -  88,282 average trades per day

      -  $120 billion of customer assets

      -  $3.5 billion of margin loans

      -  $229 million in total revenue


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                                                     PROJECT TWEED (FINAL DRAFT)


GEOGRAPHIC MIX

                                        % OF TOTAL
                              ------------------------------
                              U.S.       CANADA       OTHER    CONSOLIDATED
                              ----       ------       -----    ------------
Active Accounts (000)          68%         24%          9%       3,249

Trades / Day                   72          22           6       88,282
Customer Assets                74          24           2      $   120 bn

Revenues                       65          31           4          229 mm
Commissions                    64          27           9          107 mm

EBTMA (a)                      81          68         (49)          26 mm

                                                      AMOUNT
                                      ----------------------------------
                                        U.S.        CANADA        OTHER
                                      --------     -------       -------
Commission per Revenue Trade (b)      $  19.06     $ 27.18       $ 26.71
Acquisition Cost per Account            137.03       85.42        148.24
Annualized Trades per Account              7.4         6.4           5.4

Source: TWE management.  Data at or for the three months ended 9/30/01.

(a) Earnings before tax, goodwill amortization, marketing expense and restructuring charge.

(b) Includes payments for order flow.


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                                                     PROJECT TWEED (FINAL DRAFT)


HISTORICAL INCOME STATEMENT

($ in millions, except per share and per trade figures)

                                                      FOR THE YEAR ENDED,                  FOR THE THREE MONTHS ENDED,
                                                   -----------------------     ----------------------------------------------------
                                                    10/31/99      10/31/00       1/31/00       4/30/00       7/31/00      10/31/00
                                                    --------      --------       -------       -------       -------      --------
REVENUE
  Commissions and Fees                             $     634     $   1,005     $     259     $     337     $     203     $     206
  Mutual Fund and Related Revenue                         98           148            33            38            37            40
  Net Interest Revenue                                   187           351            76            94            89            92
  Other                                                   41            72            14            20            17            21
                                                   ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL REVENUES                                       960         1,575           382           489           346           359
                                                   ---------     ---------     ---------     ---------     ---------     ---------
EXPENSES
  Employee Compensation and Benefits                     278           425           104           116            98           107
  Execution and Clearing Costs                           133           168            41            48            41            38
  Occupancy and Equipment                                 80           130            27            33            32            37
  Advertising and Marketing                               63           111            36            29            23            22
  Communications                                          41            63            14            20            14            15
  Professional Fees                                       25            47             9            11            11            16
  Other                                                  121           207            41            82            47            36
                                                   ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL EXPENSES                                       740         1,150           271           341           267           272
                                                   ---------     ---------     ---------     ---------     ---------     ---------
INCOME BEFORE INCOME TAXES                               220           425           111           148            78            88
  Income Tax Provision (b)                                89           176            45            62            34            35
                                                   ---------     ---------     ---------     ---------     ---------     ---------
NET INCOME (BEFORE GOODWILL)                       $     130     $     249     $      66     $      86     $      45     $      53
                                                   =========     =========     =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
  Earnings per diluted share (cash)                $    0.37     $    0.66     $    0.17     $    0.23     $    0.12     $    0.14
    Average diluted shares outstanding                   349           379           376           380           380           380
-----------------------------------------------------------------------------------------------------------------------------------
Reported Net Income (after goodwill)               $      97     $     210     $      57     $      77     $      34     $      42
-----------------------------------------------------------------------------------------------------------------------------------
Operating Metrics
-----------------------------------------------------------------------------------------------------------------------------------
EBTMA (c)                                          $     283     $     536     $     147     $     177     $     102     $     110
Total Active Accounts (in thousands)                   2,168         3,109         2,372         2,813         3,011         3,109
Trades per Active Account                               14.2          17.7          21.1          24.5          13.8          12.8
Average Trades per Day                               107,062       187,792       189,972       254,831       156,784       151,949
Average Commission per Revenue Trade               $   23.02     $   20.68     $   21.36     $   20.87     $   19.69     $   20.80
Total Customer Assets (in billions)                $   121.7     $   158.9     $   150.3     $   160.4     $   162.6     $   158.9
Margin Loans (in billions)                         $     5.9     $     8.1     $     9.0     $     9.1     $     8.7     $     8.1
-----------------------------------------------------------------------------------------------------------------------------------

                                                               FOR THE THREE MONTHS ENDED,
                                                  ------------------------------------------------------
                                                    1/31/01       4/30/01      7/31/01(a)     9/30/01(a)
                                                    -------       -------      ----------     ----------
REVENUE
  Commissions and Fees                            $     196     $     159     $     131      $     107
  Mutual Fund and Related Revenue                        42            45            46             47
  Net Interest Revenue                                   80            64            57             56
  Other                                                  30            15            22             21
                                                  ---------     ---------     ---------      ---------
    TOTAL REVENUES                                      347           283           257            229
                                                  ---------     ---------     ---------      ---------
EXPENSES
  Employee Compensation and Benefits                    102            96            92             82
  Execution and Clearing Costs                           40            35            34             30
  Occupancy and Equipment                                35            39            40             41
  Advertising and Marketing                              28            21            16             12
  Communications                                         15            13            12             13
  Professional Fees                                      12            10            11             10
  Other                                                  39            38            29             27
                                                  ---------     ---------     ---------      ---------
    TOTAL EXPENSES                                      270           253           235            216
                                                  ---------     ---------     ---------      ---------
INCOME BEFORE INCOME TAXES                               77            30            22             14
  Income Tax Provision (b)                               29            13            11              8
                                                  ---------     ---------     ---------      ---------
NET INCOME (BEFORE GOODWILL)                      $      48     $      17     $      11      $       6
                                                  =========     =========     =========      =========
-------------------------------------------------------------------------------------------------------
  Earnings per diluted share (cash)               $    0.13     $    0.04     $    0.03      $    0.02
    Average diluted shares outstanding                  380           380           379            378
-------------------------------------------------------------------------------------------------------
Reported Net Income (after goodwill)              $      37     $       7     ($     22)     ($     27)
-------------------------------------------------------------------------------------------------------
Operating Metrics
-------------------------------------------------------------------------------------------------------
EBTMA (c)                                         $     105     $      51     $      38      $      26
Total Active Accounts (in thousands)                  3,241         3,269         3,262          3,249
Trades per Active Account                              11.7           9.3           8.0            6.5
Average Trades per Day                              149,145       124,230       101,749         88,282
Average Commission per Revenue Trade              $   20.56     $   20.59     $   20.06      $   20.90
Total Customer Assets (in billions)               $   154.1     $   137.6     $   136.7      $   120.3
Margin Loans (in billions)                        $     6.2     $     4.2     $     4.3      $     3.5
-------------------------------------------------------------------------------------------------------

Source: SEC filings except three months ended 9/30/01 from TWE management.

(a) Adjusted to exclude pre-tax restructuring charge of $35.4mm (after-tax amount of $22.4mm).

(b) Adjusted for exclusion of goodwill amortization, tax effected at 11.5% for periods before FY2001, and from management reports for FY2001.

(c) Earnings before tax, goodwill amortization, marketing expense and restructuring charge.


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                                                     PROJECT TWEED (FINAL DRAFT)


INCOME STATEMENT (CONTINUED)

COMMON SIZE INCOME STATEMENT

                                             FOR THE YEAR ENDED,                     FOR THE THREE MONTHS ENDED,
                                             -------------------   ---------------------------------------------------------------
                                             10/31/99  10/31/00    1/31/00    4/30/00    7/31/00   10/31/00    1/31/01    4/30/01
                                             --------  --------    -------    -------    -------   --------    -------    -------
REVENUE
  Commissions and Fees                            66%        64%        68%        69%        59%        57%        57%        56%
  Mutual Fund and Related Revenue                 10          9          9          8         11         11         12         16
  Net Interest Revenue                            19         22         20         19         26         26         23         23
  Other                                            4          5          4          4          5          6          9          5
                                             --------  --------    -------    -------    -------   --------    -------    -------
    TOTAL REVENUES                               100        100        100        100        100        100        100        100
                                             --------  --------    -------    -------    -------   --------    -------    -------
EXPENSES
  Employee Compensation and Benefits              29         27         27         24         28         30         29         34
  Execution and Clearing Costs                    14         11         11         10         12         11         11         12
  Occupancy and Equipment                          8          8          7          7          9         10         10         14
  Advertising and Marketing                        7          7          9          6          7          6          8          7
  Communications                                   4          4          4          4          4          4          4          5
  Professional Fees                                3          3          2          2          3          4          3          4
  Other                                           13         13         11         17         14         10         11         13
                                             --------  --------    -------    -------    -------   --------    -------    -------
    TOTAL EXPENSES                                77         73         71         70         77         76         78         90
                                             --------  --------    -------    -------    -------   --------    -------    -------
INCOME BEFORE INCOME TAXES                        23         27         29         30         23         24         22         10
  Income Tax Provision                             9         11         12         13         10         10          8          4
                                             --------  --------    -------    -------    -------   --------    -------    -------
NET INCOME (BEFORE GOODWILL)                      14%        16%        17%        18%        13%        15%        14%         6%
                                             ========  ========    =======    =======    =======   ========    =======    =======


                                             ------------------------
                                              7/31/01(a)  (9/30/01(a)
                                              ----------  -----------
REVENUE
  Commissions and Fees                             51%        46%
  Mutual Fund and Related Revenue                  18         20
  Net Interest Revenue                             22         24
  Other                                             9          9
                                              -------    -------
    TOTAL REVENUES                                100        100
                                              -------    -------
EXPENSES
  Employee Compensation and Benefits               36         36
  Execution and Clearing Costs                     13         13
  Occupancy and Equipment                          16         18
  Advertising and Marketing                         6          5
  Communications                                    5          6
  Professional Fees                                 4          4
  Other                                            11         12
                                              -------    -------
    TOTAL EXPENSES                                 91         94
                                              -------    -------
INCOME BEFORE INCOME TAXES                          9          6
  Income Tax Provision                              4          3
                                              -------    -------
NET INCOME (BEFORE GOODWILL)                        4%         3%
                                              =======    =======

PERIOD-TO-PERIOD GROWTH RATE

                                    FOR THE YEAR ENDED,                                  FOR THE THREE MONTHS ENDED,
                                    -------------------    -------------------------------------------------------------------
                                    10/31/99   10/31/00    1/31/00    4/30/00    7/31/00    10/31/00     1/31/01     4/30/01
                                    --------   --------    -------    -------    -------    --------     -------     -------
Average Trades per Day                    91%        75%        84%        34%       (38%)        (3%)        (2%)       (17%)
Revenue                                   56         64         51         28        (29)          4          (3)        (19)
EBTMA (b)                                 67         90         98         20        (43)          8          (5)        (52)
Net Income (before goodwill)             148         91        123         31        (48)         18         (10)        (65)

                                    ----------------------
                                    7/31/01     9/30/01(c)
                                    -------     ----------
Average Trades per Day                  (18%)       (13%)
Revenue                                  (9)        (11)
EBTMA (b)                               (25)        (32)
Net Income (before goodwill)            (35)        (47)


Source: SEC filings except three months ended 9/30/01 from TWE management.

(a) Adjusted to exclude restructuring charge.

(b) Earnings before tax, goodwill amortization, marketing expense and restructuring charge.

(c) Period to period growth from three months ending 7/30/01 to three months ending 9/30/01.


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                                                     PROJECT TWEED (FINAL DRAFT)




PROJECTED INCOME STATEMENT



($ in millions, except per share values and per trade figures)               FISCAL YEAR ENDING OCTOBER 31,
                                                                    ------------------------------------------           01-03
                                                                    2001(a)            2002                2003          CAGR
                                                                    -------            ----                ----          ----
REVENUE
  Commissions and Fees                                               $  609            $  647            $  696          6.9%
  Mutual Fund and Related Revenue                                       178               207               221         11.5
  Net Interest Revenue                                                  254               220               231         (4.7)
  Other                                                                  83                90                97          7.9
                                                                     ------            ------            ------

TOTAL REVENUES                                                        1,125             1,164             1,245          5.2
                                                                     ------            ------            ------
EXPENSES
  Employee Compensation and Benefits                                    370               339               347         (3.2)
  Execution and Clearing Costs                                          143               155               162          6.6
  Occupancy and Equipment                                               155               161               171          4.9
  Advertising and Marketing                                              77               107               113         20.9
  Other(b)                                                              233               224               233         (0.0)
                                                                     ------            ------            ------
   TOTAL EXPENSES                                                       979               986             1,026          2.4
                                                                     ------            ------            ------

INCOME BEFORE INCOME TAXES                                              146               178               219         22.3
  Income Tax Provision                                                   62                73                87         18.5
                                                                     ------            ------            ------

NET INCOME (BEFORE GOODWILL)                                         $   84            $  105            $  131         25.0%
                                                                     ======            ======            ======       ======
  Basic EPS                                                          $ 0.22            $ 0.28            $ 0.35
   Basic shares outstanding                                           379.2             378.3             378.3

OPERATING METRICS
----------------------------------------------------------------------------------------------------------------------------
EBTMA(c)                                                             $  224            $  285            $  332         21.8%
Total Active Accounts (in thousands)                                  3,301             3,750             4,165         12.3
Average Trades per Day                                              117,819           127,375           142,271          9.9
Average Commission per Revenue Trade                                 $20.50            $20.39                NA           NA
Total Customer Assets (in billions)                                  $125.2            $166.4            $178.1         19.2
Margin Loans (in billions)                                           $  3.6            $  4.1            $  4.7         14.4



PERIOD-TO-PERIOD GROWTH RATE
------------------------------------------------------------------------------------------------------------
                                                                          FISCAL YEAR ENDING OCTOBER 31,
                                                                       --------------------------------------
                                                                       2001(a)          2002             2003
                                                                       -------          ----             ----
Average Trades per Day                                                  (37%)            8%               12%
Revenue                                                                 (29)             3                 7
EBTMA(c)                                                                (58)            27                16
Net Income (before goodwill)                                            (66)            25                25


Source: TWE management.

(a) Adjusted to exclude pre-tax restructuring charge of $35.4mm (after-tax amount of $22.4mm).
(b)      Includes communications expenses and professional fees.
(c) Earnings before tax, goodwill amortization, marketing expense and restructuring charge.


                                                     [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)




HISTORICAL BALANCE SHEET

($ in millions)                                                             AS OF OCTOBER 31,                          % OF TOTAL
                                                                   ---------------------------------                   ----------
                                                                      1998         1999        2000       8/30/01        8/30/01
                                                                   ---------    ---------    -------     ---------     ----------
ASSETS
  Cash and cash equivalents                                        $   522      $   569      $   860      $   311            4%
  Securities owned, at market value                                     76          342          139          451            6
  Receivable from brokers and dealers                                   72          194          104           86            1
  Receivable from customers, net                                     2,556        5,869        7,979        4,168           58
  Deposits paid for securities borrowed                                233          664          641          929           13
  Receivable from affiliates                                            82            7            5            0            0
  Deposits with clearing organizations                                  16           35           52           51            1
  Fixed assets, net of accumulated depreciation                         28           74          141          163            2
  Goodwill, net of accumulated amortization                            673          654          804          764           11
  Other Assets                                                          42          183          266          278            4
                                                                   -------      -------      -------      -------         ----
    Total Assets                                                   $ 4,299      $ 8,592      $10,989      $ 7,200          100%
                                                                   =======      =======      =======      =======         ====


LIABILITIES AND STOCKHOLDERS' EQUITY
  Liabilities
   Bank loans and overdrafts                                       $    31      $   249      $   963      $   103            1%
   Deposits received for securities loaned                           1,034        3,963        4,112          770           11
   Securities sold, not yet purchased, at market value                   5            4            6            0            0
   Payable to brokers and dealers                                      153          160          105          283            4
   Payable to customers                                              1,947        2,017        2,849        3,223           45
   Payable to affiliates                                                36           32          359            0            0
   Accrued compensation, taxes payable and other liabilities            97          215          370          592            8
                                                                   -------      -------      -------      -------         ----
    TOTAL LIABILITIES                                                3,304        6,640        8,765        4,971           69
                                                                   -------      -------      -------      -------         ----
Stockholders' Equity                                                   995        1,952        2,224        2,229           31
                                                                   -------      -------      -------      -------         ----
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $ 4,299      $ 8,592      $10,989      $ 7,200          100%
                                                                   =======      =======      =======      =======         ====

Net Current Assets                                                 $   386      $ 1,289      $ 1,743      $ 1,616
Tangible Book Value                                                    323        1,298        1,420        1,465
Selected Ratios:
  Tangible Equity / Tangible Assets                                    8.9%        16.4%        13.9%        22.8%
  Debt / Equity                                                        3.1         12.8         43.3          4.6



Source: TWE management and SEC filings.




7                                                    [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)

SUMMARY OF ANALYST ESTIMATES


                                                                                      FY 2002     TARGET  MARKET PRICE
ANALYST             COMPANY                         DATE       RATING                CASH EPS     PRICE      ON REPORT
-------             -------                         ----       ------                --------     -----      ---------
Guy Moszkowski      Salomon Smith Barney            10/9/01    Outperform            $0.29        $8.00          $6.19

Diane Glossman      UBS Warburg                     9/21/01    Buy                    0.43         12.50          5.90

Gregory W. Smith    JPMorgan H&Q                    9/19/01    Market Performer       0.36         NA             6.34

Henry McVey         Morgan Stanley Dean Witter      8/28/01    Neutral                0.37         NA             8.25

Thomas Jarmai       RBC Dominion Securities         8/23/01    Underperform           0.36         7.50           7.99

Richard Repetto     Putnam Lovell Securities, Inc   8/23/01    Buy                    0.45         11.25          7.99

John Reucassel      BMO Nesbitt Burns               8/23/01    Market Perform         0.35         11.00          7.99

Robert Sobhani      Banc of America Securities      8/22/01    Buy                    0.46         14.00          7.99

                                                               ------------------------------------------------------------
                                                               Mean                  $0.38        $10.71
                                                               Median                 0.37         11.13
                                                               ------------------------------------------------------------

                                                               ------------------------------------------------------------
                                                               IBES Median           $0.40
                                                               First Call Median      0.38
                                                               ------------------------------------------------------------

                                                               ------------------------------------------------------------
                                                               TWE Management Plan   $0.28
                                                               ------------------------------------------------------------

                          LONG-TERM
ANALYST                   GROWTH RATE
-------                   -----------
Guy Moszkowski                    15%

Diane Glossman                    15

Gregory W. Smith                  NA

Henry McVey                       20

Thomas Jarmai                     NA

Richard Repetto                   NA

John Reucassel                    NA

Robert Sobhani                    25

                             -------
                                  19%
                                  18
                             -------

                             -------
                                  22%
                                  21 (a)
                             -------


Source: Company Research Reports available as of 10/9/01.
        Median data from IBES and First Call estimates dated 10/9/01.
(a) First Call mean long-term growth rate as of 10/9/01.




8                                                    [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)
STOCK PRICE PERFORMANCE


PRICE/VOLUME (JUNE 23, 1999 (TWE IPO) TO OCTOBER 23, 2001)



                                    [GRAPH]

> From August 9th until October 9th, the trading day prior to TD Bank's press release relating to the proposed tender offer for all outstanding shares of TWE common stock, TWE traded below the per share offer price of $9.00

         - During that time, 10.0 million shares traded, representing approximately 25% of the public float

         - From 10/9/01 until 10/23/01, 12.5 million shares traded, including 11.7 million shares at prices above $9.00 per share, representing approximately 29% of the public float

Source:  Factset.
Note:  Graph excludes trading volume for first 3 days of trading.

Market Price (10/9/01)                                $    6.20
% Change from LTM High                                    (65.4%)
              LTM Low                                      13.1
Equity Value (in millions)                            $   2,346
Firm Value (in millions)                                  2,138

VALUATION MULTIPLES:
  Equity Value /
   CY2002 EPS - IBES                                      15.0x
   CY2002 EPS - Management                                21.4x
   Tangible Book Value                                      1.6
  Firm Value /
   LTM Net Revenues                                         1.8
   LQA EBTMA                                               20.6


Note: Financials as of 9/30/01.





9                                                    [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)

OWNERSHIP

                                                  OUTSTANDING(a)                AS CONVERTED(b)
                                             --------------------------   ------------------------------
OWNER                                        SHARES (000)    % OF TOTAL   SHARES (000)    % OF TOTAL
INSTITUTIONAL HOLDERS
---------------------
JP Morgan Chase & Co                              6,670       2.0%          6,670          1.7%
Roxbury Capital Management                        3,776       1.1           3,776            *
Fidelity Mgmt & Research Co                       1,827         *           1,827            *
Barclays Bank Plc                                 1,460         *           1,460            *
I.G. Investment Mgmt, Ltd.                          789         *             789            *
Transamerica Life Insurance                         610         *             610            *
Florida State Board Of Admin.                       556         *             556            *
Georgian Capital Partners                           550         *             550            *
Perigee Investment Counsel                          340         *             340            *
Goldman Sachs Asset Management                      320         *             320            *
Caxton Associates L.L.C.                            300         *             300            *
All other institutional holders                   4,042       1.2           4,042            *
-------------------------------                  ------      ----          ------         ----
TOTAL INSTITUTIONAL HOLDERS                      21,240       6.3          21,240          5.5

IMPLIED RETAIL                                   19,059       5.6          19,059          4.9

Directors & Executive Officers
------------------------------
Stephen D. McDonald                                  77         *           1,333            *
Frank J. Petrilli                                    64         *             970            *
All other directors, officers and employees         196         *           7,552          1.9
-------------------------------------------     -------      ----          ------         ----
TOTAL DIRECTORS, OFFICERS AND EMPLOYEES             336       0.1           9,855          2.5

TORONTO DOMINION BANK                           298,336      88.0         337,706         87.1
-------------------------------------------     -------      ----          ------         ----
TOTAL SHARES OUTSTANDING                        338,972     100.0%        387,860        100.0%
==============================================================================================


(a) Source: TD Bank Offer to Purchase dated 10/17/01, adjusted to exclude options that are exercisable within 60 days of 10/15/01.
(b) Includes 39.4 million shares of exchangeable preferred shares held by TD Bank and options on 9.5 million shares held by management and employees with a minimum strike price of $14.03 (from schedule provided by TWE management). Giving effect to conversion of the exchangeable preferred shares only, TD Bank would own 89.3% of common shares.





10                                                   [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)



3       COMPARISON WITH PEERS










                                                    [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)



ONLINE BROKERAGE - MONTHLY COMPARISON

                                                         TWE             SCH(a)                  ET(a)           AMTD      DATEK
                                                         ---             ------                  -----           ----      -----
JULY
Accounts (000)                                          3,262                   NA                 NA           1,554          839
  % Change                                                0.8%                  --                 --             0.6%         0.7%
Average Trades per Day                                 85,253              173,100(b)              NA          80,000       66,927
  % Change                                              (15.1%)               (6.7%)               --           (15.8%)      (15.8%)
Customer Assets (bn)                               $      137           $      851                 NA              NA           NA
  % Change                                               (1.4%)               (0.8%)               --              --           --


AUGUST
Accounts (000)                                          3,238                   NA                 NA           1,558          848
  % Change                                               (0.7%)                 --                 --             0.3%         1.2%
Average Trades per Day                                 78,348              162,400(b)              NA          60,000       57,637
  % Change                                               (8.1%)               (6.2%)               --           (25.0%)      (13.9%)
Customer Assets (bn)                               $      131           $      821                 NA              NA      $    11
  % Change                                               (4.2%)               (3.6%)               --              --           --


SEPTEMBER
Accounts (000)                                          3,249                7,800              3,458           1,794          858
  % Change                                                0.3%                  --                 --            15.1%         1.1%
Average Trades per Day                                105,776              247,200(b)          91,000(c)       86,000       67,680
  % Change                                               35.0%                52.2%                --            43.3%        17.4%
Customer Assets (bn)                                    $ 120              $   768            $    36         $    26       $    9
  % Change                                               (8.1%)               (6.4%)               --              --        (22.5%)


3Q / 2Q % CHANGE IN: (d)
Accounts                                                  0.4%                 1.3%               5.1%           16.1%         3.0%
Average Trades per Day                                  (22.5)               (11.7)             (19.8)          (33.1)       (31.8)
Customer Assets                                         (13.3)               (10.5)             (20.7)           (0.4)       (22.5)
Revenues                                                (13.0)                (4.5)              (5.2)          (18.1)          NA


Source: Company reports and press releases.
(a) Data for brokerage operations, except SCH customer assets and change in revenue for consolidated company.
(b) Consists of daily average revenue trades plus mutual fund trades.
(c) For quarter ended 9/30/01.
(d) Change from the 3 months ended 6/30/01 to the 3 months ended 9/30/01.



11                                                   [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)




COMPARATIVE METRICS

                                                                         ET                                SCH
                                                             ----------------------------      ----------------------------
                                   TWE            AMTD       CONSOLIDATED     BROKERAGE(a)     CONSOLIDATED     BROKERAGE(b)
                                   ---            ----       ------------     ------------     ------------     ------------
OPERATING STATISTICS
--------------------
Active Accounts (000)             3,262           1,545           3,829           3,289               --            7,700
Y-O-Y Account Growth                8.3%           32.7%           30.0%           20.8%              --              6.9%
Trades per Day                  101,700         109,337              --         113,464               --          213,000

Customer Assets (bn)           $    137        $     26        $     53        $     45         $    858           $  349

Revenues (mm)                  $    257        $    113        $    308        $    190         $  1,071           $  629
  % Commissions                      51%             58%             --              50%              32%              --

Total Revenue/Trade            $  40.05        $  16.34              --        $  26.59               --           $46.87
  Commissions                     20.39            9.42              --           13.23               --               NA
  Other                           19.65            6.92              --           13.37               --               NA

Acquisition Cost/Account       $    154        $    203        $    232              --         $    188               --

EBTMA Margin(c)                    14.9%           20.8%           21.0%           21.9%            17.1%             16.1%


PRODUCT OFFERINGS
Number of Branches                  215               0              44                               434
International                       Yes                             Yes                               Yes
Asset Management                                                                                      Yes
Banking                                                             Yes                               Yes




Source: Company filings, press release and TWE management.
N.B. AMTD, ET and SCH data as at or for the three months ended 6/30/01. TWE at or for the three months ended 07/31/01.

(a) Domestic brokerage only. Acquisition cost/account includes banking accounts. EBTMA margin calculation assumes 80% of total marketing, goodwill amortization and corporate net interest expense allocated to brokerage.

(b) Reflects brokerage operations only. Customer assets for online brokerage only. EBTMA margin calculation assumes 75% of total marketing allocated to brokerage.


(c) Earnings before tax, goodwill amortization, marketing expense and restructuring charge.




12                                                   [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)


RELATIVE PRICE PERFORMANCE

          JUNE 23, 1999 (TWE IPO) - OCTOBER 23, 2001


                               [GRAPH NOT SHOWN]


                                              PERFORMANCE TO 10/9/01 SINCE
                  ---------------------------------------------------------------------------------
                                                                              ANNUALIZED RETURN        PERFORMANCE   IMPLIED
                                20 TRADING                               -------------------------        SINCE         TWE
COMPANY           9/10/2001    DAYS (9/5/01)  3 MONTHS      YTD           1 YEAR      SINCE 6/23/99    10/9/2001      PRICE
-------           ---------    -------------  --------      ---           ------      -------------    ---------      -----
TD Waterhouse     (13.3%)      (19.5%)        (36.9%)       (51.8%)       (62.3%)     (45.6%)            52.1%            --

Charles Schwab    (10.0)       (14.5)         (30.3)        (59.4)        (63.6)      (38.1)             28.6          $ 7.97
E*Trade             5.0         (3.1)           7.7         (14.6)        (55.2)      (54.1)             21.7            7.55
Ameritrade        (22.6)       (25.6)         (41.6)        (44.6)        (71.8)      (57.5)             37.7            8.54

Nasdaq             (7.4)       (10.7)         (22.5)        (31.5)        (53.2)      (19.4)              8.5              --
                                                                                                   --------------------------
                                                                                                   Implied TWE Price   $ 8.02
                                                                                                   --------------------------




13                                                  [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)



INDUSTRY UPDATE


                               CY 3Q EARNINGS                          MARKET REACTION
                 -----------------------------------------   ----------------------------------
                 RELEASE                                                                    %
                 DATE          REPORTED(a)    CONSENSUS(b)   10/9/01     10/23/01        CHANGE
                 ----          -----------    ------------   -------     --------        ------
E*Trade          10/10/01      $0.01            $0.00         $6.30       $7.67            22%



---------------------------------------------------------------------------------------------
Charles Schwab   10/16/01      $0.06            $0.06         $10.59      $13.62           29%









---------------------------------------------------------------------------------------------
Ameritrade       10/23/01      $0.01            ($0.02)       $3.98       $5.48            38%


                       ANALYST REACTION: FY02 ESTIMATES
                   -----------------------------------------
                                           NEW
                   FIRM                  ESTIMATE     CHANGE
                   ----                  --------     ------
E*Trade         JP Morgan                 $0.40       ($0.02)
                Putnam Lovell              0.38         0.15
                Salomon Smith Barney       0.35         0.12

------------------------------------------------------------
Charles Schwab  ABN-AMRO                  $0.44        $0.07
                Bear Stearns               0.50        (0.05)
                JP Morgan                  0.40        (0.05)
                Putnam Lovell              0.46        (0.04)
                Salomon Smith Barney       0.42        (0.03)
                TD Newcrest                0.42        (0.05)
                Wachovia                   0.26        (0.13)
                William Blair              0.40        (0.06)


------------------------------------------------------------
Ameritrade      ABN-AMRO                  $0.15       ($0.10)
                JP Morgan                  0.20         0.04
                Putnam Lovell              0.20        (0.05)
                Salomon Smith Barney       0.15         0.03
                TD Newcrest                0.09         0.11
------------------------------------------------------------


(a) Excludes non-recurring items and includes goodwill amortization.

(b) Source: IBES median estimates as of day prior to earnings release.



14                                                   [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)


SUMMARY VALUATION MULTIPLES

($ in millions, except per share data)         10/23/01      52-WEEK
                                                 STOCK     ------------      % OF      % OF     FD MARKET    FIRM       PUBLIC
                                                 PRICE     HIGH     LOW     LTM HIGH   LTM LOW      CAP.     VALUE (a)    FLOAT
--------------------------------------------------------------------------------------------------------------------------------
Charles Schwab Corporation (SCH)                $13.62    $35.88    $8.13      38 %      168 %    $19,003    $18,203     $14,220
E*TRADE Group (ET)                                7.67     15.75     4.07      49        188        2,581      2,616       2,042
Ameritrade (AMTD)                                 5.48     16.19     3.33      34        165        1,180      1,226         680
--------------------------------------------------------------------------------------------------------------------------------

TD Waterhouse (TWE)     Market (10/9)            $6.20    $17.94    $5.48      35 %      113 %     $2,346     $2,138        $252
                   Adjusted Price (b)             8.02                         45        146        3,034      2,826         326
                                Offer             9.00                         50        164        3,405      3,197         366
                Current Price (10/23)             9.43                         53        172        3,568      3,360         383


($ in millions, except per share data)
                                                  LTM          5-YR EST.
                                                REVENUES      EPS GROWTH
--------------------------------------------------------------------------------
Charles Schwab Corporation (SCH)                 $4,604          20.0%
E*TRADE Group (ET)                                1,264          22.3
Ameritrade (AMTD)                                   455          29.6
--------------------------------------------------------------------------------
TD Waterhouse (TWE)     Market (10/9)            $1,167          20.4%
                   Adjusted Price (b)
                                Offer
                Current Price (10/23)

                                                                               FIRM VALUE /
                                           ----------------------------------------------------------------------------------
                                           ACCOUNT (c)   LTM REV.   LQA REV.     01 REV.      02 REV.   LTM EBTMA   LQA EBTMA
-----------------------------------------------------------------------------------------------------------------------------
Charles Schwab Corporation (SCH)           $ 2,334(d)      4.0x       4.6x         4.2x         3.6x      19.4x       29.4x
E*TRADE Group (ET)                             672         2.1        2.2          2.1          1.9        7.7         9.8
Ameritrade (AMTD)                              793         2.7        3.3          2.5          2.4       15.4        25.2
-----------------------------------------------------------------------------------------------------------------------------

MEAN                                       $ 1,266         2.9x       3.4x         2.9x         2.6x      14.2x       21.5x

-----------------------------------------------------------------------------------------------------------------------------

TD Waterhouse (TWE)      Market (10/9)     $   658         1.8x       2.3x         1.8x         1.6x       8.4x        20.6x
                    Adjusted Price (b)         870         2.4        3.1          2.4          2.1       11.1         27.2
                                 Offer         984         2.7        3.5          2.7          2.4       12.5         30.8
                 Current Price (10/23)       1,034         2.9        3.7          2.9          2.5       13.2         32.4

                                            CY2002       PEG        PRICE /
                                             P/E        RATIO         TBV
--------------------------------------------------------------------------------
Charles Schwab Corporation (SCH)             31.0x       1.55x        5.19x
E*TRADE Group (ET)                           22.6        1.01         2.55
Ameritrade (AMTD)                            37.8        1.28         7.17
--------------------------------------------------------------------------------

MEAN                                         30.4x       1.28x        4.97x

--------------------------------------------------------------------------------

TD Waterhouse (TWE)      Market (10/9)       15.0x       0.73x        1.60x
                    Adjusted Price (b)       19.4        0.95         2.07
                                 Offer       21.8        1.07         2.32
                 Current Price (10/23)       22.8        1.12         2.44

Note: 2001 and 2002 numbers presented on a calendar year basis. Projected earnings, revenue and growth reflect IBES median (mean for growth) estimates dated 10/23/01. LTM and LQA based on 9/30/01 data. EBTMA:
      Earnings before taxes, goodwill amortization, marketing expense and restructuring charge. Adjusted for other non-recurring items.

(a)   Firm Value equals FD Market Cap. plus estimated corporate net debt.
(b) TWE price implied using average appreciation for SCH, ET and AMTD from 10/9/01 to 10/23/01.
(c)   Includes banking accounts for SCH and ET.
(d) SCH value per account includes the value of its capital markets and other businesses, which cannot be separated.


15                                                   [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)


4     VALUATION CONSIDERATIONS






                                                     [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)


PREMIUM ANALYSIS

OFFER PRICE PER TWE SHARE                           $           9.00

--------------------------------------------------------------------------------
                                            REFERENCE              PREMIUM
METRICS                                       DATA                (DISCOUNT)
--------------------------------------------------------------------------------
     TWE Adjusted Price (a)                   $8.02                 12.2%
--------------------------------------------------------------------------------
     Closing Price on 10/9                     6.20                 45.2
--------------------------------------------------------------------------------
     One week prior to offer                   6.37                 41.3
     Average during one week                   6.39                 40.9
--------------------------------------------------------------------------------
     20 trading days prior to offer            7.70                 16.9
     Average during 20 trading days            6.46                 39.2
--------------------------------------------------------------------------------
     Average during last 3 months              8.20                  9.7
     Average during 6 months                   9.70                 (7.2)
--------------------------------------------------------------------------------
     LTM high prior to offer (11/2/00)        17.94                (49.8)
     LTM low prior to offer (9/21/01)          5.48                 64.2
     LTM Average                              11.93                (24.6)
--------------------------------------------------------------------------------
     IPO Price (6/23/99)                      24.00                (62.5)
     Average since IPO                        15.14                (40.6)
--------------------------------------------------------------------------------

(a) Price implied using average appreciation for SCH, ET and AMTD from 10/9/01 to 10/23/01.


16                                                   [SALOMON SMITH BARNEY LOGO]

                                                     PROJECT TWEED (FINAL DRAFT)


VALUATION SUMMARY

                                                                                      PER SHARE PRICE
                                                   ----------------------------------------------------------------------------
                                                   $7.00    $7.50    $8.00    $8.50    $9.00    $9.50   $10.00   $10.50   $11.00
                                                   ----------------------------------------------------------------------------
Comparable Companies Analysis                                                                   $9.50                     $11.50

Precedent Going Private Transactions
  (10/9 price)                                                   $7.64                                      10.26

Precedent Going Private Transactions
  (Adjusted Price)                                                                          $9.33                      $11.00

Discounted Cash Flow Analysis                                                                   $9.54                     $11.54

CSFBdirect Transaction                                   $7.00                         $9.00
                                                         ------------------------------------------------------------------------

(Figures in millions,                    TWE      -------------------------------------------------------------------------------
except per share data)                  DATA (a)   $7.00    $7.50    $8.00    $8.50    $9.00    $9.50   $10.00   $10.50   $11.00
                                        --------  -------------------------------------------------------------------------------
PREMIUM TO:
  Trading Day Prior to Offer              $6.20     12.9%    21.0%    29.0%    37.1%    45.2%    53.2%    61.3%    69.4%    77.4%
  20 Trading Days Prior to Offer (9/5)     7.70     (9.1)    (2.6)     3.9     10.4     16.9     23.4     29.9     36.4     42.9
  Adjusted Price (b)                       8.02    (12.7)    (6.5)    (0.2)     6.0     12.2     18.5     24.7     30.9     37.2
  LTM High as of 10/9/01                  17.94    (61.0)   (58.2)   (55.4)   (52.6)   (49.8)   (47.0)   (44.3)   (41.5)   (38.7)
  LTM Low as of 10/9/01                    5.48     27.7     36.9     46.0     55.1     64.2     73.4     82.5     91.6    100.7
AGGREGATE VALUES:
  Equity Value                                    $2,648   $2,838   $3,027   $3,216   $3,405   $3,594   $3,783   $3,973   $4,162
  Firm Value (c)                                   2,440    2,630    2,819    3,008    3,197    3,386    3,575    3,765    3,954
  Value of Public Shares (d)                         284      305      325      345      366      386      406      427      447
TRANSACTION MULTIPLES:
  Equity Value /
    CY2002 Cash EPS:
      IBES Median Estimate                $0.41     16.9x    18.1x    19.3x    20.6x    21.8x    23.0x    24.2x    25.4x    26.6x
      Management Estimate                  0.29     24.2     25.9     27.7     29.4     31.1     32.8     34.6     36.3     38.0
    Tangible Book Value (e)                3.87      2.7      2.9      3.2      3.5      3.7      4.0      4.3      4.5      4.8
  Firm Value /
    Active Account                          3.2     $815     $873     $932     $990   $1,048   $1,106   $1,165   $1,223   $1,281
    LTM Net Revenues                     $1,167      2.1x     2.3x     2.4x     2.6x     2.7x     2.9x     3.1x     3.2x     3.4x
    IBES CY2002 Revenue Estimate          1,325      1.8      2.0      2.1      2.3      2.4      2.6      2.7      2.8      3.0
    LQA EBTMA (f)                           104     23.5     25.3     27.2     29.0     30.8     32.6     34.4     36.3     38.1

(a)   Financial information as of 9/30/01 per TWE management.
(b) Price implied using average appreciation for SCH, ET and AMTD from 10/9/01 to 10/23/01.
(c)   Firm Value equals Equity Value plus ($208) million of net debt.
(d)   Based on 40.6 million shares.
(e) Multiples adjusted for regulatory excess capital. Excess capital is valued at book.
(f) Earnings before taxes, goodwill amortization, marketing expense and restructuring charge, adjusted for other non-recurring items.


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
                                                     PROJECT TWEED (FINAL DRAFT)


COMPARABLE COMPANIES ANALYSIS

($ in millions, except per share data)

                                             IMPLIED TWE PRICE PER SHARE BASED ON TRADING MULTIPLES FOR (b):
                                            -----------------------------------------------------------------
                            TWE DATA (a)       SCH                  ET               AMTD            AVERAGE
                            ------------    -----------------------------------------------------------------
LTM Revenue                    $1,167        $12.74               $6.93             $8.86               $9.51

CY 2002E Revenue                1,325         13.30                7.23              8.94                9.82

LQA EBTMA (c)                     104          8.60                3.23              7.47                6.43

Tangible Book Value (d)          3.87         19.12               14.46             16.69               16.76

CY2002E EPS:
  IBES Median Estimate (e)       0.41         12.80                9.33             15.63               12.59
  Management Estimate            0.29          8.96                6.53             10.93                8.81

    AVERAGE                                   12.59                7.95             11.42               10.65

                                                        REFERENCE RANGE                        $9.50 - $11.50

(a) TWE financial information as of 9/30/01 (8/31/01 for Tangible Common) per TWE management.
(b) Based on financial information as of 9/30/01 and market prices as of 10/23/01.
(c) Earnings before taxes, marketing expense, goodwill amortization and restructuring charge, adjusted for other non-recurring items.
(d) Multiples adjusted for regulatory excess capital. Excess capital is valued at book.
(e)   IBES Cash EPS median estimates as of 10/23/01.


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
                                                     PROJECT TWEED (FINAL DRAFT)


GOING PRIVATE TRANSACTIONS - PREMIUM ANALYSIS

                                                                    MEDIAN PREMIUM TO                 IMPLIED PRICE
                                                             ------------------------------   -------------------------------
                                                              1 TRADING         20 TRADING     1 TRADING         20 TRADING
                                         # OF DEALS           DAY PRIOR         DAYS PRIOR     DAY PRIOR         DAYS PRIOR
                                        ------------         ------------------------------   -------------------------------
APPLICABLE TWE SHARE PRICE                                                                         $6.20                $7.70

DEALS ANNOUNCED SINCE 1994
  All Deals                                 86                   21.1%             29.2%           $7.51               $9.95
  Cash Deals                                65                   25.2              34.9             7.76               10.39
  Initial Ownership >80%                    23                   17.7              27.6             7.29                9.83
  Targets in Financial Services             22                   16.3              18.9             7.21                9.15
  Value $250 - $500 mm                      14                   18.4              18.9             7.34                9.16

                                                                                Average            $7.42               $9.69
                                                                                              ==========       =============

DEALS ANNOUNCED SINCE 1/1/00
  All Deals                                 28                   23.5%             38.1%           $7.66              $10.63
  Cash Deals                                20                   37.1              47.7             8.50               11.37
  Initial Ownership >80%                     8                   21.6              42.2             7.54               10.95
  Targets in Financial Services              9                   18.1              34.3             7.32               10.34
  Value $250 - $500 mm                       4                   33.2              41.3             8.26               10.88

                                                                                Average            $7.86              $10.83
                                                                                              ==========       =============

                                                                                              AVERAGE (a)       $7.64-$10.26

                                    REFERENCE RANGE (b)     $9.33 - $11.00

Source: Securities Data Corp.

Note: Includes completed acquisitions of remaining interest with US targets and deal values over $50 million.
(a) Average of implied prices for deals announced since 1994 and deals announced since 1/1/00.
(b) Based on range of median premiums applied to TWE Adjusted Price of $8.02. TWE Adjusted Price implied using on average appreciation for SCH, ET and AMTD from 10/9/01 to 10/23/01.


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
                                                     PROJECT TWEED (FINAL DRAFT)


DISCOUNTED CASH FLOW ANALYSIS

($ in millions, except per share data)           MANAGEMENT PLAN (a)             ESTIMATES (a)
                                                  ----------------    --------------------------------------
                                                  FY2002    FY2003    FY2004    FY2005     FY2006     FY2007        CAGR
                                                  ------    ------    ------    ------     ------     ------       ------
Revenue                                           $1,164    $1,245    $1,485    $1,776     $2,128     $2,550        17.0%
EBTMA (b)                                            285       332       431       533        660        816        23.4
Pre-Tax Income                                       178       219       282       355        447        561        25.8
Net Income                                          $105      $131      $169      $213       $268       $337        26.2
                                                  ======    ======    ======    ======     ======     ======

Earnings Adjustment (c)                              (19)      (18)      (18)      (17)       (18)       (19)
                                                  ======    ======    ======    ======     ======     ======
  Adj. Net Income                                    $86      $113      $152      $196       $250       $318
                                                  ======    ======    ======    ======     ======     ======
                                  8/31/01
                                 ---------
Tangible Assets                    $6,436         $6,382    $7,154    $8,227    $9,462    $10,881    $12,513        14.4
Target Tangible Book Ratio           22.8%          15.0%     15.0%     15.0%     15.0%      15.0%      15.0%
Free Cash Flow to Equity                            ($51)      ($2)      ($9)      $11        $37        $73
                                                  ======    ======    ======    ======     ======    =======
Terminal Value @ 26.8x Forward Net Income(d)                                               $8,502
                                                                                           ======

                                             AGGREGATE (e)     PER SHARE (e)(f)
                                             ---------         ---------
Equity Value @ 19.5% (g)                      $ 4,097           $ 10.83
                                             =========         =========

                                                                             EQUITY VALUE PER SHARE
                                             DISCOUNT                    -----------------------------
                                             RATE (g)       23.8X     24.8X     25.8X     26.8X     27.8X
                                             --------      -------   -------   -------   -------   -------
                                                16.0%      $ 11.12   $ 11.52   $ 11.92   $ 12.32   $ 12.72
                                                17.8         10.43     10.80     11.17     11.54     11.91
                                                19.5          9.80     10.14     10.49     10.83     11.17
                                                21.3          9.22      9.54      9.86     10.18     10.50
                                                23.1          8.69      8.99      9.28      9.58      9.88

-------------------
(a) 2002 and 2003 figures as provided by TWE management. 2004-2007 income statement figures based on discussions with and guidance from TWE management.
(b) Earnings before taxes, marketing expense, goodwill amortization and restructuring charge, adjusted for other non-recurring items.
(c) Lost interest income on assumed dividends, assuming 3.0% after-tax opportunity cost.
(d)   Based on average SCH and ET CY2002E PE multiples as of 10/23/01.
(e)   Includes value of initial dividend to reach target leverage ratio.
(f)   Based on 378.3 million shares outstanding.
(g) Estimate based on 2 year (monthly) historical beta of TWE, SCH, ET and AMTD. Range of Market Risk Premium is 5.5% - 7.5%.


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
                                                     PROJECT TWEED (FINAL DRAFT)


ANALYSIS OF CSFBDIRECT TRANSACTION

($ in millions except per share and per account data)

                                                 PREMIUM / (DISCOUNT) TO MARKET
                                                --------------------------------
                                                 20 TRADING   1 TRADING    LTM                     PRICE /
                          DATE         PRICE        DAYS         DAY       HIGH     MKT. CAP.     TANG. BV
                        ---------------------   --------------------------------   -----------   ----------
CSFBdirect              3/23/2001      $2.50         --           --        --          $272        1.2x
  Initial Offer         3/26/2001       4.00         21%          60%      (74)%         436        2.0
  Final Offer           7/11/2001       6.00         82          140       (61)          653        3.1

Charles Schwab          7/11/2001     $14.14         --           --       (61)%     $19,599        5.2x
TD Waterhouse           7/11/2001       9.65         --           --       (46)        3,660        2.5
E*TRADE Group           7/11/2001       5.29         --           --       (68)        1,689        1.3
Ameritrade              7/11/2001       5.64         --           --       (65)        1,065        6.7
-----------------------------------------------------------------------------------------------------------

TD WATERHOUSE           10/9/2001      $9.00         17%          45%      (50)%     $ 3,405        2.3x

                                               FIRM VALUE
                        -------------------------------------------------------
                         ACTIVE       LTM          LQA         LTM        LQA
                        ACCOUNTS    EBTMA(a)     EBTMA(a)    REVENUE    REVENUE
--------------------------------------------------------------------------------
CSFBdirect                 $161       1.3x         4.7x        0.2x        0.3x
  Initial Offer             475       3.7         13.9         0.7         0.8
  Final Offer               939      34.8           NM         1.6         1.8

Charles Schwab           $2,362      13.3x        16.5x        3.4x        3.7x
TD Waterhouse             1,016       9.0         16.4         2.5         2.9
E*TRADE Group               586       5.0          5.5         1.6         1.7
Ameritrade                  785       9.4         16.5         2.2         2.4
--------------------------------------------------------------------------------

TD WATERHOUSE              $949      10.2x        20.3x        2.5x        3.0x


IMPLIED VALUATION FROM CSFBDIRECT TRANSACTION

                                                                                            VALUATION BASED ON MULTIPLES
                                                  VALUATION BASED ON PREMIUM                 IMPLIED BY CSFB FINAL OFFER
                                                 ----------------------------    -----------------------------------------------
                                                 20 TRADING         1 TRADING      TANGIBLE             LTM               LQA
                                                    DAYS               DAY        BOOK VALUE          REVENUE           REVENUE
                                                 ----------------------------    -----------------------------------------------
TWE Reference Data                                  $7.70             $6.20           $3.83            $1,246            $1,026
                                                 ----------------------------    -----------------------------------------------
Implied Price per Share Based on Final Offer       $14.00            $14.88          $11.94             $5.86             $5.36

                                                                                 REFERENCE RANGE                 $7.00 - $9.00

Source: Company Filings and Press Release.
Note: Data for 7/11/01 at or for the quarter ended March 31, 2001 (April 30,
      2001 for TWE).
(a) Earnings before taxes, goodwill amortization, marketing expense and restructuring charge, adjusted for other non-recurring items.


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